Exhibit 99.1

Media Relations: Curt Selby 414-359-4191 curt.selby@aosmith.com	Investor Relations: Helen Gurholt 414-359-4157 hgurholt@aosmith.com
FOR IMMEDIATE RELEASE
April 25, 2025
A. O. Smith Announces Kevin Wheeler to Become Executive Chairman,
Stephen Shafer Named President and Chief Executive Officer

Milwaukee, Wis. – The A. O. Smith Corporation (NYSE: AOS) Board of Directors today announced that Kevin Wheeler will transition from chairman and chief executive officer to executive chairman of the corporation, effective July 1, 2025. At that time, Stephen Shafer will be appointed to the Board of Directors and will assume the role of president and chief executive officer.
As executive chairman, Wheeler will continue to lead the company’s Board of Directors and remain actively involved in strategic development, mergers and acquisitions, investor relations and executive talent development.
Shafer becomes the 11th chief executive officer in the company’s 151-year history. He will have responsibility for the company’s global operations, as well as strategy development and implementation, profitability and shareholder return. Shafer joined A. O. Smith as president and chief operating officer in March 2024 to lead the company’s global business units, including operations, supply chain, corporate technology and information technology.
“Steve’s broad business experience, coupled with his strategic business acumen, uniquely positions him to guide A. O. Smith as the company continues its journey as a global water technology leader,” said Wheeler. “For the past year, Steve has collaborated closely with me and other business leaders to understand our business and identify opportunities to drive enhanced performance and continued growth in both sales and profitability.”
“A. O. Smith experienced significant progress and profitable growth under Kevin’s leadership,” said lead director Ron Brown. “During his tenure, the company acquired Giant Factories, a Canadian water heater manufacturer, as well as six water treatment companies, including one in India. As chairman, president and chief executive officer during the global COVID-19 pandemic, Kevin led the company through an unprecedented period, maintaining business continuity while prioritizing the health and safety of employees.”
Wheeler joined A. O. Smith in 1994 as a regional sales manager for the former Water Products Company. Over the course of his 31-year career with A. O. Smith, he has held numerous senior leadership roles, including vice president – international, overseeing all European and Asian water heating operations; senior vice president and general manager of the U.S. retail water heater business; and senior vice president and president for the North America, India and Europe water heating businesses.

Prior to becoming chairman and chief executive officer, Wheeler was chairman, president and chief executive officer from April 2020 to March 2024, and was president and chief executive officer from September 2018 to April 2020. He was named president and chief operating officer in June 2017 and elected to the A. O. Smith Board of Directors in July 2017.
Before A. O. Smith, Shafer worked at 3M Company from 2010-2024 and held several positions with increasing levels of responsibility in multiple business units in the U.S. and China. His most recent role at 3M was president of the Automotive and Aerospace Solutions Division. Prior to 3M, he worked for McKinsey & Company and Ford Motor Company, holding various roles focusing on manufacturing, supply chain and operational improvement.
He is a member of the Executive Advisory Board for WorkBoard Inc., a former board member of Shanghai American Chamber of Commerce and served as a Big Brother Big Sister mentor.
“I am honored to have the opportunity to step into the role of chief executive officer and lead this great company and exceptional team,” said Shafer. “I look forward to continuing to build on the solid foundation at A. O. Smith and deliver outstanding value to our shareholders, employees and customers.”
“The board is extremely pleased with how well Kevin and Steve have worked together to make this a smooth transition,” said Brown. “As a board, we look forward to continuing to support both of them in creating additional value for our shareholders.”

Forward-looking Statements
This release contains statements that the Company believes are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally can be identified by the use of words such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “forecast,” “continue,” “guidance,” “outlook” or words of similar meaning. All forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those anticipated as of the date of this release. Important factors that could cause actual results to differ materially from these expectations include, among other things, the following: negative impact to the Company’s businesses from international tariffs, including any new or increased tariffs that could also trigger retaliatory responses from other countries, as well as, trade disputes and geopolitical differences, including the conflicts in Ukraine and the Middle East; further softening in U.S. residential and commercial water heater demand; negative impacts to the Company, particularly the demand for its products, resulting from global inflationary pressures or a potential recession in one or more of the markets in which the Company participates; the Company’s ability to continue to obtain commodities, components, parts and accessories on a timely basis through its supply chain and at expected costs; negative impacts to demand for the Company’s products, particularly commercial products, as a result of changes in commercial property usage that followed the COVID-19 pandemic; further weakening in North American residential or commercial construction or instability in the Company’s replacement markets; inability of the Company to implement or maintain pricing actions; inconsistent recovery of the Chinese economy or a further decline in the growth rate of consumer spending or housing sales in China; the availability, timing or effects of China stimulus programs; potential weakening in the high-efficiency gas boiler segment in the U.S.; substantial defaults in payment by, material reduction in purchases by or the loss, bankruptcy or insolvency of a major customer; foreign currency fluctuations; the Company’s inability to successfully integrate or achieve its strategic objectives resulting from acquisitions; failure to realize the expected benefits of acquisitions or expected synergies; failure to realize the expected benefits, timing and extent of regulatory changes; competitive pressures on the Company’s businesses, including new technologies and new competitors; the impact of potential information technology or data security breaches; negative impact of changes in government regulations or regulatory requirements; the inability to respond to secular trends toward decarbonization and energy efficiency; and adverse developments in general economic, political and business conditions in key regions of the world. Additional factors are discussed in the Company’s filings with Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, quarterly reports on Form 10-Q and current reports on Form 8-K. Forward-looking statements included in this news release are made only as of the date of this release, and the Company is under no obligation to update these statements to reflect subsequent events or circumstances. All subsequent written and oral forward-looking statements attributed to the Company, or persons acting on its behalf, are qualified entirely by these cautionary statements.
About A. O. Smith
A. O. Smith Corporation, with headquarters in Milwaukee, Wisconsin, is a global leader applying innovative technology and energy-efficient solutions to products manufactured and marketed worldwide. Listed on the New York Stock Exchange (NYSE: AOS), the company is one of the world’s leading manufacturers of residential and commercial water heating equipment and boilers, as well as a manufacturer of water treatment products. For more information, visit www.aosmith.com.
SOURCE: A. O. Smith Corporation
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